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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 16, 2005

                              WESTBANK CORPORATION
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             (Exact name of registrant as specified in its charter)

          Massachusetts                  0-12784               04-2830731
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   (State or other jurisdiction        (Commission            (IRS Employer
        of incorporation)              File Number)        Identification No.)

    225 Park Avenue, West Springfield, Massachusetts              01089
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       (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (413) 747-1400

                                 Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 4.01 CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Effective June 16, 2005, the Audit Committee of the Board of Directors of Westbank Corporation (the "Registrant") dismissed the Registrant's independent accountant, Grant Thornton LLP ("Grant Thornton").

During the Registrant's two most recent fiscal years preceding the date of dismissal, Grant Thornton's report on the financial statements of the Registrant for either of the past two years did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Registrant's two most recent fiscal years and any subsequent interim period preceding the date of dismissal, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to Grant Thornton's satisfaction, would have caused it to make reference in connection with its report to the subject matter of the disagreement. The Registrant has provided Grant Thornton with a copy of this Current Report on Form 8-K, and has requested that Grant Thornton furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant. Such letter will be filed by amendment to this Report.

On June 16, 2005, the Audit Committee of the Registrant recommended, approved and appointed Deloitte & Touche LLP as the Registrant's successor independent accountant to audit the Registrant's financial statements for the fiscal year ending December 31, 2005. Effective as of that date, the Audit Committee formally engaged Deloitte & Touche LLP as the Registrant's independent accountant for the fiscal year ending December 31, 2005.

The Registrant has not consulted the newly engaged accountant regarding either the application of accounting principles to a specified transaction either completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or any matter that was either the subject of a disagreement or a reportable event as described in Item 304(a)(1) of Regulation S-K.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 17, 2005                   WESTBANK CORPORATION


                                      By:  /s/ John M. Lily
                                           -------------------------------------
                                           John M. Lilly
                                           Treasurer and Chief Financial Officer